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                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12


                              The Shaw Group Inc.
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                (Name of Registrant as Specified In Its Charter)

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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

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   (2)  Aggregate number of securities to which transaction applies:

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   (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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   (4)  Proposed maximum aggregate value of transaction:

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   (5)  Total fee paid:

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   [ ]  Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

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   (2)  Form, Schedule or Registration Statement No.:

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   (3)  Filing Party:

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   (4)  Date Filed:

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                           [THE SHAW GROUP INC. LOGO]

                               December 27, 2000

Dear Shareholder:


     On or about December 15, 2000, our proxy materials for the 2001 Annual Meeting of Shareholders to be held on January 16, 2001, were mailed or otherwise delivered to shareholders of record on December 5, 2000. One item on the agenda for the Annual Meeting is a proposed amendment to the Restatement of the Articles of Incorporation of the Company to increase the number of shares of common stock authorized thereunder from 50,000,000 shares to 200,000,000 shares and to increase the number of shares of preferred stock authorized thereunder from 5,000,00 shares to 20,000,000 shares. Such proposed amendment is set forth in the Notice of Annual Meeting and accompanying Proxy Statement and Proxy Card as Proposal No. 4.


     We have been advised that certain shareholders would prefer to vote separately on each of the increase in the authorized common stock and the increase in the authorized preferred stock.

     In order to allow voting on each of the proposed increases, we have separated Proposal No. 4 into (a) a proposal to approve an increase in the number of shares of authorized common stock from 50,000,000 shares to 200,000,000 shares and (b) a proposal to approve an increase in the number of shares of authorized preferred stock from 5,000,000 shares to 20,000,000 shares.


     Enclosed is a new Proxy Card that is identical to the one previously delivered to you except Proposal No. 4 has been separated for voting purposes as described in the preceding paragraph.


     If you have not previously completed and returned your proxy, please complete the new Proxy Card enclosed and return it to us in the enclosed postage-paid envelope as soon as possible.


     If you have already completed and returned the previously delivered proxy and do not wish to submit a new Proxy Card, your proxy will be voted in accordance with the instructions noted thereon, and with respect to Proposal No. 4, your vote will apply to each of the proposed increases in the authorized stock of the Company. However, if you wish to change your prior vote, or vote separately on each component of Proposal No. 4, please complete and return the enclosed Proxy Card. If you use the new card, please remember to vote for all matters set forth thereon.


     We appreciate your assistance.

                                          Very truly yours,

                                      /s/ GARY P. GRAPHIA
                                          Gary P. Graphia, Secretary

                            o FOLD AND DETACH HERE o
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         THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF
         DIRECTORS

                               THE SHAW GROUP INC.
           8545 UNITED PLAZA BOULEVARD o BATON ROUGE, LOUISIANA 70809

      The undersigned hereby appoints J.M. Bernhard, Jr. and Robert L. Belk, and each of them with full power of substitution, the attorney and proxy of the undersigned to attend the Annual Meeting of Shareholders of THE SHAW GROUP INC. to be held at The Radisson Hotel, 4728 Constitution Avenue, Baton Rouge, Louisiana, at 9:00 a.m. on January 16, 2001, or any postponement or adjournment thereof, and to vote all shares of common stock held of record by the undersigned on December 5, 2000, with all powers the undersigned would possess if present upon the following matters and upon any other business that may properly come before the meeting or any postponement or adjournment thereof. The Board of Directors recommends a vote for the following items:

      1.   ELECTION OF DIRECTORS

           [ ] FOR all nominees listed in this block      [ ] WITHHOLD AUTHORITY
               (except as marked to the contrary)             to vote for all
                                                              nominees listed in
                                                              this block

      NOMINEES: J.M. Bernhard, Jr., William H. Grigg, L. Lane Grigsby, David W. Hoyle, Albert McAlister and John W. Sinders, Jr.

           INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below:

      --------------------------------------------------------------------------

      2. To approve the adoption of The Shaw Group Inc. 2001 Employee Incentive Compensation Plan.

                   [ ]  FOR           [ ]  AGAINST         [ ]  ABSTAIN

      3. To approve an amendment to The Shaw Group Inc. 1996 Non-Employee Director Stock Option Plan to increase by 50,000 shares the number of shares of the Company's no par value common stock reserved for issuance thereunder.

                   [ ]  FOR           [ ]  AGAINST         [ ]  ABSTAIN

      4.a. To approve an amendment to Article IV of the Restatement of the Articles of Incorporation of the Company to increase the authorized shares of the Company's no par value common stock from 50,000,000 shares to 200,000,000 shares.

                   [ ]  FOR           [ ]  AGAINST         [ ]  ABSTAIN

      4.b. To approve an amendment to Article IV of the Restatement of the Articles of Incorporation of the Company to increase the authorized shares of the Company's no par value preferred stock from 5,000,000 shares to 20,000,000 shares.

                   [ ]  FOR           [ ]  AGAINST         [ ]  ABSTAIN

      5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                   [ ]  FOR           [ ]  AGAINST         [ ]  ABSTAIN

                            o FOLD AND DETACH HERE o
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      THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED HEREIN. IF NO
      SPECIFICATION IS MADE, IT IS THE INTENTION OF THE PROXIES TO VOTE FOR PROPOSALS 1, 2, 3, 4 AND 5.

      Shareholders are requested to confirm to the Company how many of the shares they own as of December 5, 2000 were beneficially owned on or before December 5, 1996, entitling such shareholder to five votes per share, and how many were acquired after December 5, 1996, entitling such shareholder to one vote per share. IF NO CONFIRMATION OF BENEFICIAL OWNERSHIP IS RECEIVED FROM A SHAREHOLDER AT LEAST THREE (3) BUSINESS DAYS PRIOR TO THE ANNUAL MEETING, IT WILL BE DEEMED BY THE COMPANY THAT BENEFICIAL OWNERSHIP OF ALL SHARES WAS EFFECTED AFTER DECEMBER 5, 1996, AND THAT THE SHAREHOLDER WILL BE ENTITLED TO ONE VOTE FOR EACH SHARE. If a shareholder provides incorrect information, he or she may provide correct information at any time at least three
      (3) business days prior to the Annual Meeting.

                                             PLEASE MARK, SIGN, DATE AND RETURN
                                             THE PROXY CARD PROMPTLY USING THE
                                             ENCLOSED ENVELOPE

                                             I PLAN TO ATTEND MEETING  [ ]

                                             Dated:
                                                    ----------------------------

                                             -----------------------------------

                                             -----------------------------------
                                             Signature

                                             -----------------------------------
                                             Signature if held jointly

                                             INSTRUCTIONS: This proxy, signed
                                             and dated, must be returned for
                                             your shares to be represented at
                                             the Annual Meeting. To vote, please
                                             mark the appropriate box for each
                                             proposal in blue or black ink, date
                                             and sign this proxy exactly as your
                                             name appear(s) hereon. If stock is
                                             held jointly, signature should
                                             include both names. Executors,
                                             administrators, trustees, guardians
                                             and others signing in a
                                             representative capacity should give
                                             their full title.


                                SEE REVERSE SIDE